                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)          June 7, 1999
                                                               ------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

  (As Servicer on behalf of CC MASTER CREDIT CARD TRUST (FORMERLY CHEVY CHASE
                          MASTER CREDIT CARD TRUST))



Laws of the United States           33-81786                     76-0039224
-------------------------           --------                     ----------
    (State or other         (Commission File Number)           (IRS Employer
    jurisdiction of                                       Identification Number)
    incorporation or
    organization)


201 North Walnut Street, Wilmington, Delaware                           19801
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(Address of principal executive offices)                             (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                                      N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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Item 5.   Other Events

     On June 7, 1999, First USA Bank, National Association ("First USA"), a wholly-owned subsidiary of First USA Financial, Inc. which is a wholly-owned subsidiary of BANK ONE CORPORATION ("BANK ONE"), and FCC National Bank ("FCC Bank"), a direct wholly-owned subsidiary of BANK ONE, filed an application with the Office of the Comptroller of the Currency to merge First USA with and into and under the charter of FCC Bank. The application to merge First USA with and into FCC Bank was approved on July 12, 1999 by the Office of the Comptroller of the Currency. The surviving bank will be renamed First USA Bank, National Association. It is anticipated that the merger would become effective during the latter portion of the third quarter of 1999.


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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer of the CC Master Credit Card Trust (formerly Chevy Chase Master Credit Card Trust)


                         By:  /s/ Tracie H. Klein
                             -----------------------------------------
                             Name:   Tracie H. Klein
                             Title:  First Vice President



Date:  August 10, 1999
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